    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 20, 1999.



                                                      REGISTRATION NO. 333-76341

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 1

                                       TO
                                    FORM S-4

                             REGISTRATION STATEMENT
                                   UNDER THE
                             SECURITIES ACT OF 1933
                            ------------------------
                              SAFELITE GLASS CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                           7536                          13-3386709
  (STATE OR OTHER JURISDICTION     (PRIMARY STANDARD INDUSTRIAL            (IRS EMPLOYER
       OF INCORPORATION)           CLASSIFICATION CODE NUMBER)          IDENTIFICATION NO.)

                               1105 SCHROCK ROAD
                              COLUMBUS, OHIO 43229
                                 (614) 842-3000
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                                 POE A. TIMMONS
                           VICE PRESIDENT -- FINANCE
                              SAFELITE GLASS CORP.
                               1105 SCHROCK ROAD
                              COLUMBUS, OHIO 43229
                                 (614) 842-3000
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                            ------------------------

                                 WITH COPY TO:
                            CHARLES W. ROBINS, ESQ.
                          HUTCHINS, WHEELER & DITTMAR
                           A PROFESSIONAL CORPORATION
                               101 FEDERAL STREET
                          BOSTON, MASSACHUSETTS 02110
                                 (617) 951-6600

                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this registration statement.
     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]
                            ------------------------


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Amendment No. 1 to this Registration Statement is being filed solely to file Exhibit 25.1, Statement on Form T-1 of the eligibility of the Trustee.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     As authorized by Section 145 of the General Corporation Law of the State of Delaware, each director and officer of the registrant may be indemnified by the registrant against expenses (including attorney's fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred in connection with the defense or settlement of any threatened, pending or completed legal proceedings in which he is involved by reason of the fact that he is or was a director or officer of the registrant if he acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the registrant and, with respect to any criminal action or proceeding, if he had no reasonable cause to believe that his conduct was unlawful. If the legal proceeding, however, is by or in the right of the registrant, the director or officer may not be indemnified in respect of any claim, issue or matter to which he has been adjudged to be liable for negligence or misconduct in the performance of his duty to the registrant unless a court determines otherwise. Safelite's certificate of incorporation, which is filed as an exhibit to this registration statement, contains provisions authorizing this indemnity.

     Safelite's Amended and Restated By-Laws, which are filed as an exhibit to this registration statement, authorize Safelite to indemnify its present and former directors and to pay or reimburse these individuals for fees and expenses in advance of a final disposition of a proceeding upon receipt of an undertaking by or on behalf of these individuals to repay such amounts if so required.

     Safelite maintains insurance with respect to the liabilities that may arise under the statutory provisions referred to above. The directors and officers of Safelite also are insured against certain liabilities, including certain liabilities arising under the Securities Act of 1933, which might be incurred by them in their capacities and against which they are not indemnified by Safelite.

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(A) EXHIBITS. UNLESS OTHERWISE INDICATED, ALL EXHIBITS HAVE BEEN PREVIOUSLY
FILED.

 3.1 Restated Certificate of Incorporation of the Company, as amended. Incorporated by reference to Exhibit 3(i) of the Company's Form 10-Q for the quarter ended January 2, 1999.

 3.2 Amended and Restated By-Laws of the Company. Incorporated by reference to Exhibit 3.2 of the Company's Registration
       Statement on Form S-4 (File No. 333-21949).

 4.1 Indenture dated as of December 20, 1996 between the Company and Fleet National Bank, as Trustee. Incorporated by reference to Exhibit 4.1 of the Company's Registration
       Statement on Form S-4 (File No. 333-21949).

 4.2 First Supplemental Indenture dated as of December 12, 1997 between the Company and State Street Bank and Trust Company, as Trustee. Incorporated by reference to Exhibit 4.2 of the Company's Registration Statement on Form S-4 (File No.
       333-21949).

 4.3 Second Supplemental Indenture dated as of December 18, 1997 between the Company and State Street Bank and Trust Company.
       Incorporated by reference to Exhibit 4.3 of the Company's
       Registration Statement on Form S-4 (File No. 333-21949).

 4.4 Indenture, dated as of December 18, 1998, by and between the Company and State Street Bank and Trust Company.

 4.5   Form of Exchange Note. Included in Exhibit 4.4.

 5.1   Opinion of Hutchins, Wheeler & Dittmar, A Professional
       Corporation regarding legality of the securities being registered.

 8     Opinion of Hutchins, Wheeler & Dittmar, A Professional
       Corporation regarding tax matters.

10.1   Recapitalization Agreement and Plan of Merger and Stock
       Purchase Agreement, dated as of November 8, 1996, by and among Lear Siegler Holdings Corp., The LS Selling
       Stockholders (as defined therein), the Company, LSNWY Corp.,
       LS Acquisition Corp. and Lite Acquisition Corp. Incorporated by reference to Exhibit 10.1 of the Company's Registration
       Statement on Form S-4 (File No. 333-21949).

10.2   Credit Agreement, amended and restated through December 17,
       1997, by and among the Company, various lending institutions, The Chase Manhattan Bank, Bankers Trust
       Company and Goldman Sachs Credit Partners L.P. Incorporated by reference to Exhibit 10.2 of the Company's Registration
       Statement on Form S-4 (File No. 333-21949).

10.3 Employment Agreement, dated as of December 20, 1996, by and between the Company and Garen K. Staglin. Incorporated by reference to Exhibit 10.3 of the Company's Registration
       Statement on Form S-4 (File No. 333-21949).

10.4 Employment Agreement, dated as of December 20, 1996, by and between the Company and John F. Barlow. Incorporated by reference to Exhibit 10.4 of the Company's Registration
       Statement on Form S-4 (File No. 333-21949).

10.5 Employment Agreement, dated as of December 20, 1996, by and between the Company and Douglas A. Herron. Incorporated by reference to Exhibit 10.5 of the Company's Registration
       Statement on Form S-4 (File No. 333-21949).

10.6 Safelite Glass Corp. 1996 Stock Option Plan. Incorporated by reference to Exhibit 10.6 of the Company's Registration
       Statement on Form S-4 (File No. 333-21949).

10.7 Safelite Glass Corp. 1998 Stock Option Plan. Incorporated by reference to Exhibit 10.7 of the Company's Registration
       Statement on Form S-4 (File No. 333-21949).

10.8   Amended and Restated Management Agreement, dated as of
       December 18, 1997, by and between the Company and Thomas H.
       Lee Company. Incorporated by reference to Exhibit 10.8 of the Company's Registration Statement on Form S-4 (File No.
       333-21949).

10.9   Amended and Restated Management Agreement, dated as of
       December 18, 1997, by and between the Company and Belron
       International BV. Incorporated by reference to Exhibit 10.9 of the Company's Registration Statement on Form S-4 (File
       No. 333-21949).

10.10  Amended and Restated Shareholders Agreement, dated as of
       December 18, 1997, among the Company and the stockholders named therein. Incorporated by reference to Exhibit 10.10 of the Company's Registration Statement on Form S-4 (File No.
       333-21949).

10.11 Pledge Agreement, dated as of December 17, 1997, made by the Company in favor of The Chase Manhattan Bank, as Collateral
       Agent. Incorporated by reference to Exhibit 10.11 of the Company's Registration Statement on Form S-4 (File No.
       333-21949).

10.12  Amendment No. 1 to the Amended and Restated Shareholders'
       Agreement, dated as of March 26, 1998. Incorporated by reference to Exhibit 10.12 of the Company's Registration
       Statement on Form S-4 (File No. 333-21949).

10.13  Amendment to the Safelite Glass Corp. 1998 Stock Option
       Plan. Incorporated by reference to Exhibit 10.13 of the Company's Registration Statement on Form S-4 (File No.
       333-21949).

10.14 Registration Agreement, dated as of December 18, 1997, among the Company and the stockholders named therein. Incorporated by reference to Exhibit 10.14 of the Company's Registration
       Statement on Form S-4 (File No. 333-21949).

10.15  Security Agreement, as amended and restated through December
       17, 1997, among the Company and The Chase Manhattan Bank, as
       Collateral Agent. Incorporated by reference to Exhibit 10.15 of the Company's Registration Statement on Form S-4 (File
       No. 333-21949).

10.16  Amendment No. 1 to Credit Agreement, dated as of December
       18, 1998, by and among the Company, various lending institutions, The Chase Manhattan Bank, Bankers Trust
       Company and Goldman Sachs Credit Partners L.P.

10.17  Safelite Glass Corp. 1999 Stock Option Plan.

10.18  Exchange and Registration Rights Agreement, dated December
       18, 1998, among the Company, Chase Securities Inc., BT Alex.
       Brown Incorporated and Salomon Brothers Inc.

12.1 Computation of the Ratio of Earnings to Fixed Charges for the Company.

21.1   List of subsidiaries of the Company.

23.1   Consent of Deloitte & Touche LLP.

23.2   Consent of Arthur Andersen LLP.

23.3   Consent of Hutchins, Wheeler & Dittmar, A Professional
       Corporation (included in Exhibit 5.1).

24.1   Powers of Attorney (contained on the signature page hereto).

25.1*  Statement on Form T-1 of the eligibility of the Trustee.

27.1   Financial Data Schedule.

99.1   Letter of Transmittal.

99.2   Notice of Guaranteed Delivery.

99.3   Form of Exchange Agent Agreement between the Company and
       State Street Bank and Trust Company.


-------------------------

 * Filed herewith.

** To be filed by amendment.

(B) FINANCIAL STATEMENT SCHEDULES.

     Schedules have been omitted since the information is not applicable, not required or is included in the financial statements or notes thereto.

ITEM 22.  UNDERTAKINGS

     (a)(1) The undersigned registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other Items of the applicable form.

     (a)(2) The registrant undertakes that every prospectus (i) that is filed pursuant to paragraph (1) immediately preceding or (ii) that purports to meet the requirements of Section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415 (sec.230.415 of this chapter), will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (a)(3) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (b) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

     (c) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

     (d) The undersigned registrant hereby undertakes:

     (d)(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement.

          (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) (sec.230,424(b) of this chapter) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

          (iii) To include any material information with respect to the plan of distribution information in the registration statement;

     (d)(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (d)(3) To remove from registration by means of post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF COLUMBUS, STATE OF OHIO, ON THE 20TH DAY OF APRIL, 1999.


                                          SAFELITE GLASS CORP.

                                          By:       /s/ JOHN F. BARLOW
                                             -----------------------------------
                                                       John F. Barlow


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.



            SIGNATURE                                   TITLE                           DATE
            ---------                                   -----                           ----

        /s/ JOHN F. BARLOW          Director, President and Chief Executive        April 20, 1999
---------------------------------   Officer (principal executive officer)
          John F. Barlow

              /s/ *                 Director and Chairman of the Board             April 20, 1999
---------------------------------
         Garen K. Staglin

      /s/ DOUGLAS A. HERRON         Senior Vice President, Treasurer and           April 20, 1999
---------------------------------   Chief Financial Officer (principal financial
        Douglas A. Herron           and accounting officer)

              /s/ *                 Director                                       April 20, 1999
---------------------------------
        Anthony J. DiNovi

              /s/ *                 Director                                       April 20, 1999
---------------------------------
          Selwyn Herson

              /s/ *                 Director                                       April 20, 1999
---------------------------------
         Adrian F. Jones

              /s/ *                 Director                                       April 20, 1999
---------------------------------
          Seth W. Lawry

              /s/ *                 Director                                       April 20, 1999
---------------------------------
          Thomas H. Lee

              /s/ *                 Director                                       April 20, 1999
---------------------------------
          Ronnie Lubner

              /s/ *                 Director                                       April 20, 1999
---------------------------------
          John E. Mason

            SIGNATURE                                   TITLE                           DATE
            ---------                                   -----                           ----
              /s/ *                                   Director                     April 20, 1999
---------------------------------
       M. Louis Shakinovksy

              /s/ *                                   Director                     April 20, 1999
---------------------------------
        Scott M. Sperling

              /s/ *                                   Director                     April 20, 1999
---------------------------------
        Rodney Stansfield

     *By: /s/ JOHN F. BARLOW
---------------------------------
          John F. Barlow
       as Attorney-in-Fact

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------
 3.1       Restated Certificate of Incorporation of the Company, as
           amended. Incorporated by reference to Exhibit 3(i) of the
           Company's Form 10-Q for the quarter ended January 2, 1999.

 3.2 Amended and Restated By-Laws of the Company. Incorporated by reference to Exhibit 3.2 of the Company's Registration
           Statement on Form S-4 (File No. 333-21949).

 4.1 Indenture dated as of December 20, 1996 between the Company and Fleet National Bank, as Trustee. Incorporated by reference to Exhibit 4.1 of the Company's Registration
           Statement on Form S-4 (File No. 333-21949).

 4.2 First Supplemental Indenture dated as of December 12, 1997 between the Company and State Street Bank and Trust Company, as Trustee. Incorporated by reference to Exhibit 4.2 of the Company's Registration Statement on Form S-4 (File No.
           333-21949).

 4.3 Second Supplemental Indenture dated as of December 18, 1997 between the Company and State Street Bank and Trust Company.
           Incorporated by reference to Exhibit 4.3 of the Company's
           Registration Statement on Form S-4 (File No. 333-21949).

 4.4 Indenture, dated as of December 18, 1998, by and between the Company and State Street Bank and Trust Company.

 4.5       Form of Exchange Note. Included in Exhibit 4.4.

 5.1       Opinion of Hutchins, Wheeler & Dittmar, A Professional
           Corporation regarding legality of the securities being registered.

 8         Opinion of Hutchins, Wheeler & Dittmar, A Professional
           Corporation regarding tax matters.

10.1       Recapitalization Agreement and Plan of Merger and Stock
           Purchase Agreement, dated as of November 8, 1996, by and among Lear Siegler Holdings Corp., The LS Selling
           Stockholders (as defined therein), the Company, LSNWY Corp.,
           LS Acquisition Corp. and Lite Acquisition Corp. Incorporated by reference to Exhibit 10.1 of the Company's Registration
           Statement on Form S-4 (File No. 333-21949).

10.2       Credit Agreement, amended and restated through December 17,
           1997, by and among the Company, various lending institutions, The Chase Manhattan Bank, Bankers Trust
           Company and Goldman Sachs Credit Partners L.P. Incorporated by reference to Exhibit 10.2 of the Company's Registration
           Statement on Form S-4 (File No. 333-21949).

10.3 Employment Agreement, dated as of December 20, 1996, by and between the Company and Garen K. Staglin. Incorporated by reference to Exhibit 10.3 of the Company's Registration
           Statement on Form S-4 (File No. 333-21949).

10.4 Employment Agreement, dated as of December 20, 1996, by and between the Company and John F. Barlow. Incorporated by reference to Exhibit 10.4 of the Company's Registration
           Statement on Form S-4 (File No. 333-21949).

10.5 Employment Agreement, dated as of December 20, 1996, by and between the Company and Douglas A. Herron. Incorporated by reference to Exhibit 10.5 of the Company's Registration
           Statement on Form S-4 (File No. 333-21949).

10.6 Safelite Glass Corp. 1996 Stock Option Plan. Incorporated by reference to Exhibit 10.6 of the Company's Registration
           Statement on Form S-4 (File No. 333-21949).

10.7 Safelite Glass Corp. 1998 Stock Option Plan. Incorporated by reference to Exhibit 10.7 of the Company's Registration
           Statement on Form S-4 (File No. 333-21949).

10.8       Amended and Restated Management Agreement, dated as of
           December 18, 1997, by and between the Company and Thomas H.
           Lee Company. Incorporated by reference to Exhibit 10.8 of the Company's Registration Statement on Form S-4 (File No.
           333-21949).

10.9       Amended and Restated Management Agreement, dated as of
           December 18, 1997, by and between the Company and Belron
           International BV. Incorporated by reference to Exhibit 10.9 of the Company's Registration Statement on Form S-4 (File
           No. 333-21949).

EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------
10.10      Amended and Restated Shareholders Agreement, dated as of
           December 18, 1997, among the Company and the stockholders
           named therein. Incorporated by reference to Exhibit 10.10 of the Company's Registration Statement on Form S-4 (File No.
           333-21949).

10.11 Pledge Agreement, dated as of December 17, 1997, made by the Company in favor of The Chase Manhattan Bank, as Collateral
           Agent. Incorporated by reference to Exhibit 10.11 of the Company's Registration Statement on Form S-4 (File No.
           333-21949).

10.12      Amendment No. 1 to the Amended and Restated Shareholders'
           Agreement, dated as of March 26, 1998. Incorporated by reference to Exhibit 10.12 of the Company's Registration
           Statement on Form S-4 (File No. 333-21949).

10.13      Amendment to the Safelite Glass Corp. 1998 Stock Option
           Plan. Incorporated by reference to Exhibit 10.13 of the Company's Registration Statement on Form S-4 (File No.
           333-21949).

10.14 Registration Agreement, dated as of December 18, 1997, among the Company and the stockholders named therein. Incorporated by reference to Exhibit 10.14 of the Company's Registration
           Statement on Form S-4 (File No. 333-21949).

10.15      Security Agreement, as amended and restated through December
           17, 1997, among the Company and The Chase Manhattan Bank, as
           Collateral Agent. Incorporated by reference to Exhibit 10.15 of the Company's Registration Statement on Form S-4 (File
           No. 333-21949).

10.16      Amendment No. 1 to Credit Agreement, dated as of December
           18, 1998, by and among the Company, various lending institutions, The Chase Manhattan Bank, Bankers Trust
           Company and Goldman Sachs Credit Partners L.P.

10.17      Safelite Glass Corp. 1999 Stock Option Plan.

10.18      Exchange and Registration Rights Agreement, dated December
           18, 1998, among the Company, Chase Securities Inc., BT Alex.
           Brown Incorporated and Salomon Brothers Inc.

12.1 Computation of the Ratio of Earnings to Fixed Charges for the Company.

21.1       List of subsidiaries of the Company.

23.1       Consent of Deloitte & Touche LLP.

23.2       Consent of Arthur Andersen LLP.

23.3       Consent of Hutchins, Wheeler & Dittmar, A Professional
           Corporation (included in Exhibit 5.1).

24.1       Powers of Attorney (contained on the signature page hereto).

25.1*      Statement on Form T-1 of the eligibility of the Trustee.

27.1       Financial Data Schedule.

99.1       Letter of Transmittal.

99.2       Notice of Guaranteed Delivery.

99.3       Form of Exchange Agent Agreement between the Company and
           State Street Bank and Trust Company.


-------------------------

 * Filed herewith.

** To be filed by amendment.